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                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

                        Supplement dated August 1, 2002
                                      to
                      Prospectus dated December 28, 2001

   The Fund has changed its benchmark from the Russell 2500 Growth Index to the Russell 3000 Growth Index effective July 25, 2002. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities. The Russell 3000 Growth Index is a broad based unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth.

   The following information supplements page four of the Fund's Prospectus disclosure under the section entitled Risk return table:

   The Average Annual Total Returns for the one, five and ten year periods for the calendar year ended December 31, 2000 for the Russell 3000 Growth Index were -22.42%, 17.00% and 16.85%, respectively.

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